Supplement dated April 17, 2015 to the Flexible Premium Variable Annuity Prospectuses Listed Below Issued by National Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)	May 1, 2014 and December 31, 2014
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)	May 1, 2014
Pinnacle V (post 1-1-12)	May 1, 2014 and December 31, 2014

This supplement to the prospectuses identified above describes changes to the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectuses for future reference.

The following changes are effective April 24, 2015.

1.        Portfolio Name Change — The Columbia Variable Portfolio — Mid Cap Value Opportunity Fund will change its name to the Columbia Variable Portfolio — Mid Cap Value Fund.

2.        Portfolios Closing to New Contracts — The Guggenheim VT Global Managed Futures Strategy and Guggenheim VT Long Short Equity Funds will not be available on new contracts.

3.        New Portfolio Available — A new Variable Investment Option investing in the American Funds Insurance Series Capital Income Builder, Class 4 will be available.  The Portfolio will be included in the Core Equity category of Investment Strategy 3 (Self Style) of the GLIA and GLIA Plus Riders.  Following is the expense information and description of the new fund.

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
American Funds I.S. Capital Income Builder, Class 4	0.50%	0.25%	0.28%	1.03%

American Funds Insurance Series Capital Income Builder®

The fund has two primary investment objectives.  It seeks (1) to provide a level of current income that exceeds the average yield on the U.S. stocks generally, and (2) to provide a growing stream in income over the years.  The fund’s secondary objective is to provide growth of capital.  The fund normally invests at least 90% of its assets in income-producing securities, primarily in a broad range of securities, including common stocks and bonds.  The fund generally looks to the average yield on stocks of companies listed on the S&P 500®.  The fund may also invest significantly in common stocks, bonds and other securities of issuers domiciled outside the United States.

4.        Touchstone VST Money Market will be replaced with Fidelity VIP Money Market — Touchstone VST Money Market will be replaced with the Fidelity VIP Money Market, Initial Class. Any Account Value you have in the existing Touchstone VST Money Market at the end of the Business Day on April 24, 2015 will be automatically transferred to the Fidelity VIP Money Market.  You will not incur a transfer charge and the transfer will not count toward the number of free transfers allowed each year under your contract.

You have received two prior supplements with detailed information about this Money Market replacement, including your right to transfer out of the money market fund without incurring a charge or counting toward the number of free transfers allowed each year under your contract. Restrictions apply if you have the GLIA or GLIA Plus Rider.

Following is the expense information and description of the replacement fund.

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Total Annual Expenses
Fidelity VIP Money Market, Initial Class	0.17%	N/A	0.08%	0.25%

Fidelity VIP Money Market Portfolio

The Portfolio seeks as high a level of current income as is consistent with preservation of capital and liquidity.  The advisor invests in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements.  The advisor may enter into reverse repurchase agreements and may invest more than 25% of total assets in the financial services industries.  The advisor will invest in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, and diversification of investments.

For more information about the American Funds Insurance Series Capital Income Builder or the Fidelity Money Market, including the risks of investing, refer to the Portfolio’s prospectus.  For a prospectus, contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.

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